EX-5.c

                                          JACKSON NATIONAL LIFE
                                          INSURANCE COMPANY(R) [GRAPHIC OMITTED]

                                          Home Office: Lansing, Michigan
                                                             WWW.JNL.COM

PERSPECTIVE L SERIES (09/05)

FIXED AND VARIABLE ANNUITY APPLICATION (VA210)

See back page for mailing address.

USE DARK INK ONLY
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REGISTRATION INFORMATION
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OWNER'S NAME                            Date of Birth (mm/dd/yyyy)                              SSN/TIN (include dashes)

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Home Address (number and street)                        CITY, STATE, ZIP

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Age        Sex       U.S. Citizen       Phone No. (include area code)       E-Mail Address         Broker/Dealer Account Number
       __ M  __ F    __ Yes __No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract                        SSN/TIN (include dashes)
on the first death of either Owner. Spousal Joint Owner may continue the
Contract.)

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Home Address (number and street)                        CITY, STATE, ZIP                        Relationship to Owner

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Date of Birth (mm/dd/yyyy)     Age           Sex           U.S. Citizen        Phone No. (include area code)        E-Mail Address
                                             __ M __ F     __ Yes __ No
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ANNUITANT'S NAME (if other than Owner)                                  SSN/TIN (include dashes)

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Home Address (number and street)                        CITY, STATE, ZIP

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Date of Birth (mm/dd/yyyy)     Age           Sex           U.S. Citizen        Phone No. (include area code)        E-Mail Address
                                             __ M __ F     __ Yes __ No
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JOINT ANNUITANT'S NAME                                                                                  SSN/TIN (include dashes)

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Date of Birth (mm/dd/yyyy)     Age           Sex           U.S. Citizen        Phone No. (include area code)
                                             __ M __ F     __ Yes __ No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type. For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner(s), which includes names, percentages, and other required information.
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                Name                                    SSN/TIN (include dashes)                                Percentage (%)
   Primary
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                Relationship to Owner   Address (number and street)             City, State, ZIP

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                Name                                    SSN/TIN (include dashes)                                Percentage (%)
  __ Primary
  __ Contingent --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner   Address (number and street)             City, State, ZIP

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                Name                                    SSN/TIN (include dashes)                                Percentage (%)
  __ Primary
  __ Contingent --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner   Address (number and street)             City, State, ZIP

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                Name                                    SSN/TIN (include dashes)                                Percentage (%)
  __ Primary
  __ Contingent --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner   Address (number and street)             City, State, ZIP

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ANNUITY TYPE                                                                                            TRANSFER INFORMATION
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   __ Non-Tax Qualified                       __ IRA - Individual*                                      __ IRC 1035 Exchange
   __ 401(k) Qualified Savings Plan           __ IRA - Custodial                                        __ Direct Transfer
   __ HR-10 (Keogh) Plan                      __ IRA - Roth*                                            __ Direct Rollover
   __ 403(b) TSA (Direct Transfer Only)       *Tax Contribution Years and Amounts:                      __ Non-Direct Rollover
   __ IRA - SEP                               Year:____________  $___________                           __ Roth Conversion
   __ Other ________________________          Year:____________  $___________
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ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE. On written request, the
Company will provide to the contract Owner, within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract. If, for any reason, the contract Owner is not satisfied, the Contract may be returned to the Company or agent within 10 days (30 days if YOU WERE AGE 65 OR
OLDER ON THE DATE THE APPLICATION WAS SIGNED or it was purchased as a replacement contract) after delivery and the Contract Value, without deductions for any sales charges for the business day on which the Contract is received at its Service Center, will be returned.

VDA 111                                                                                                                 V4673  05/06
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REPLACEMENT * Must be completed for "Good Order"
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*ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT? __YES __ NO  IF "YES", PLEASE COMPLETE THIS SECTION.
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Company Name                                    Contract No.                                    Anticipated Transfer Amount
                                                                                                $
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Company Name                                    Contract No.                                    Anticipated Transfer Amount
                                                                                                $
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OPTIONAL DEATH BENEFITS
                ALL OPTIONAL DEATH BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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If no Optional Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

Please select only one option:

     1. __ 5% Roll-Up Death Benefit (4% if the Owner is age 70 or older on the date of issue)
     2. __ 4% Roll-Up Death Benefit (3% if the Owner is age 70 or older on the date of issue)
     3. __ Highest Anniversary Value Death Benefit
     4. __ Combination of Options 1 and 3 above.
     5. __ Combination of Options 2 and 3 above.

                               ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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OTHER OPTIONAL BENEFITS
                ALL OPTIONAL BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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A. EARNINGS PROTECTION BENEFIT
    __ EarningsMax(SM)

B. CONTRACT ENHANCEMENT OPTIONS
   (may select only one)
   __ 2% of first-year premium
   __ 3% of first-year premium
   __ 4% of first-year premium

C. GUARANTEED LIVING BENEFIT OPTIONS (MAY SELECT ONLY ONE)
GUARANTEED MINIMUM INCOME BENEFIT OPTION
   __ FutureGuard(SM)

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) OPTIONS
   __ SafeGuard 7 Plus(SM)
      (7% GMWB)
   __ AutoGuard(SM)
      (5% GMWB with Annual Step-Up)
   __ MarketGuard 5(SM)
      (5% GMWB)
   __ LifeGuard Protector Advantage(SM)
      (5% For Life GMWB with Bonus and Annual Step-Up)
   __ LifeGuard Protector(SM)
      (5% For Life GMWB with Annual Step-Up)
   __ LifeGuard Protector with Joint Option(SM) (1)
      (Joint 5% For Life GMWB with Annual Step-Up)
   __ LifeGuard Protector Plus(SM)
      (5% For Life GMWB with Bonus and 5-Year Step-Up)
   __ LifeGuard Protector Plus with Joint Option(SM) (1)
      (Joint 5% For Life GMWB with Bonus and 5-Year Step-Up)

                                ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

(1) Spousal joint ownership required and available on Nonqualified Plans only. Please ensure the Joint Ownership section on Page 1 (including the "Relationship to Owner" box) is properly completed.

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INITIAL PREMIUM                                                               INCOME DATE
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Amount of premium with application: $________________                         PLEASE SPECIFY DATE (mm/dd/yyyy):________________
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY(R)         If an Income Date is not specified, age 90 (age
                                                                              70 1/2 for Qualified Plans) of the Owner will be used.
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CAPITAL PROTECTION PROGRAM
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__ Yes   __ No        If "No", please proceed to the Premium Allocation Section.
                      (If no selection is made, JNL will default to "No.")

If you marked "Yes", which Fixed Account Option do you wish to select for the Capital Protection Program?
SELECT ONLY ONE.

   __ 1-Year            __ 3-Year           __ 5-Year           __ 7-Year

Now that you have selected a Fixed Account Option for the Capital Protection Program, indicate how you would like the balance of your initial premium allocated using the Premium Allocation Section on the following page.
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VDA 111                                                                                                                 V4673  05/06
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                                                                                TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
                                                                          WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%
PREMIUM ALLOCATION
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NUMBER         PORTFOLIOS                                             NUMBER            PORTFOLIOS
196 __% JNL(R)/AIM Large Cap Growth                                   189 __% JNL/Mellon Capital Management Financial Sector
206 __% JNL/AIM Real Estate                                           188 __% JNL/Mellon Capital Management Healthcare Sector
195 __% JNL/AIM Small Cap Growth                                      190 __% JNL/Mellon Capital Management Oil & Gas Sector
114 __% JNL/Alger Growth                                              187 __% JNL/Mellon Capital Management Technology Sector
115 __% JNL/Eagle Core Equity                                         054 __% JNL/Mellon Capital Management Enhanced S&P 500 Stock
116 __% JNL/Eagle SmallCap Equity                                             Index
150 __% JNL/FMR Balanced                                              173 __% JNL/Oppenheimer Global Growth
101 __% JNL/FMR Mid-Cap Equity                                        174 __% JNL/Oppenheimer Growth
075 __% JNL/Franklin Templeton Income                                 127 __% JNL/PIMCO Total Return Bond
208 __% JNL/Franklin Templeton Small Cap Value                        105 __% JNL/Putnam Equity
207 __% JNL/Goldman Sachs Mid Cap Value                               148 __% JNL/Putnam Midcap Growth
076 __% JNL/Goldman Sachs Short Duration Bond                         106 __% JNL/Putnam Value Equity
113 __% JNL/JPMorgan International Equity                             104 __% JNL/Select Balanced
126 __% JNL/JPMorgan International Value                              103 __% JNL/Select Global Growth
077 __% JNL/Lazard Emerging Markets                                   102 __% JNL/Select Large Cap Growth
132 __% JNL/Lazard Mid Cap Value                                      107 __% JNL/Select Money Market
131 __% JNL/Lazard Small Cap Value                                    179 __% JNL/Select Value
123 __% JNL/Mellon Capital Management S&P 500(R) Index                111 __% JNL/T. Rowe Price Established Growth
124 __% JNL/Mellon Capital Management S&P(R) 400 MidCap Index         112 __% JNL/T. Rowe Price Mid-Cap Growth
128 __% JNL/Mellon Capital Management Small Cap Index                 149 __% JNL/T. Rowe Price Value
129 __% JNL/Mellon Capital Management International Index             136 __% JNL/Western High Yield Bond
133 __% JNL/Mellon Capital Management Bond Index                      110 __% JNL/Western Strategic Bond
145 __% JNL/Mellon Capital Management Dow(SM) 10                      109 __% JNL/Western U.S. Government & Quality Bond
193 __% JNL/Mellon Capital Management S&P 10
183 __% JNL/Mellon Capital Management Global 15                       THE FOLLOWING 9 OPTIONS ARE S&P MANAGED PORTFOLIOS
184 __% JNL/Mellon Capital Management 25                              227 __% JNL/S&P Managed Conservative
186 __% JNL/Mellon Capital Management Select Small-Cap                226 __% JNL/S&P Managed Moderate
224 __% JNL/Mellon Capital Management JNL 5                           117 __% JNL/S&P Managed Moderate Growth
079 __% JNL/Mellon Capital Management JNL Optimized 5                 118 __% JNL/S&P Managed Growth
222 __% JNL/Mellon Capital Management Nasdaq(R) 15                    119 __% JNL/S&P Managed Aggressive Growth
074 __% JNL/Mellon Capital Management S&P 24                          097 __% JNL/S&P Retirement Income
223 __% JNL/Mellon Capital Management Value Line(R) 25                098 __% JNL/S&P Retirement 2015
096 __% JNL/Mellon Capital Management Dow Dividend                    099 __% JNL/S&P Retirement 2020
225 __% JNL/Mellon Capital Management VIP                             100 __% JNL/S&P Retirement 2025
191 __% JNL/Mellon Capital Management Communications Sector
185 __% JNL/Mellon Capital Management Consumer Brands Sector          FIXED ACCOUNT OPTIONS
                                                                      041 __% 1-year          043 __% 3-year
__ CHECK HERE FOR AUTOMATIC REBALANCING. Only the Portfolios          045 __% 5-year          047 __% 7-year
selected above and the 1-year Fixed Account (if selected) will
participate in the program. The 3-, 5- and 7-year Fixed Accounts      DCA+ ($15,000 CONTRACT MINIMUM)
are not available for Automatic Rebalancing.                          030  __% 6-month    IF DCA+ IS SELECTED, YOU MUST ATTACH
                                                                      032  __% 12-month   THE SYSTEMATIC INVESTMENT FORM (V2375).
Frequency:  __ Monthly          __ Quarterly
            __ Semi-Annual      __ Annual                             DCA+ provides an automatic monthly transfer to the selected
                                                                      Portfolio(s) so the entire amount invested in this program,
Start Date: _______________________                                   plus earnings, will be transferred by   the end of the DCA+
                                                                      term selected.
If no date is selected, the program will begin one
month/quarter/half year/year (depending on the frequency
you selected) from the date JNL applies the first premium payment.
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                               ALL PREMIUM ALLOCATION OPTIONS MAY NOT BE AVAILABLE IN ALL STATES.
                            RESTRICTIONS MAY APPLY AT JNL'S DISCRETION ON A NON-DISCRIMINATORY BASIS.
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VDA 111                                                                                                                 V4673  05/06

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TELEPHONE/ELECTRONIC TRANSFERS AUTHORIZATION
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DO YOU WISH TO AUTHORIZE THESE TYPES OF TRANSFERS?
                                           __ Yes  __ No

By checking "Yes", I (We) authorize Jackson National Life(R) (JNL) to accept fund transfers/allocation changes via telephone,
Internet, or other electronic medium from me (us) and my (our) Representative subject to JNL's administrative procedures. JNL's administrative procedures are designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If JNL fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures.

I (We) agree that JNL, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/
electronic instructions received, and acted on in good faith, notwithstanding subsequent allegations of error or mistake in connection with any such transaction instruction.

IF NO ELECTION IS MADE, JNL WILL DEFAULT TO "NO" FOR RESIDENTS OF NORTH DAKOTA AND TO "YES" FOR RESIDENTS OF ALL OTHER STATES.
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ELECTRONIC RECEIPT OF STATEMENTS/CORRESPONDENCE
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I consent __ I do not consent __ to electronic delivery of annual and semi-annual reports, quarterly and immediate confirmation statements, prospectuses and prospectus supplements, and related correspondence (except _________________) from JNL, when available.

There is no charge for electronic delivery. Please make certain you have given us a current e-mail address. Also let us know if that
e-mail address changes as we will need to notify you of a document's availability through e-mail. To view an electronic document, you will need Internet access. You may request paper copies, whether or not you also decide to revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate JNL Service Center to update your e-mail address, revoke your consent to electronic delivery, or request paper copies.
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IMPORTANT - PLEASE READ CAREFULLY.
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1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS, DEATH BENEFIT VALUES, AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT
   EXPERIENCE OF A PORTFOLIO IN THE SEPARATE ACCOUNT OF JNL ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS
   ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity and for each available portfolio.

5. The contract I (We) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.

6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.

7. I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTION(S) ARE SUBJECT TO AN ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR
   TO THE END OF THE APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.
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FLORIDA RESIDENTS: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information, is guilty of a felony of the third degree.
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SIGNATURES * Must be completed for "Good Order"
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SIGNED AT * (city, state)                                       DATE SIGNED * (mm/dd/yyyy)

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Owner's Signature *                                             Annuitant's Signature (if other than Owner)

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Joint Owner's Signature *                                       Joint Annuitant's Signature (if other than Joint Owner)

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VDA 111                                                                                                                  V4673 05/06
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ARKANSAS, COLORADO, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA, TENNESSEE, AND WEST
VIRGINIA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In COLORADO, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

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PRODUCER/REPRESENTATIVE'S STATEMENT
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I certify that: I am authorized and qualified to discuss the contract herein applied for; I have fully explained the contract to the client, including contract benefits, restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate. (If a replacement, please provide a replacement form or other special forms where required by state law.)
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Producer/Representative's Full Name (please print)                                      Phone No. (include area code)

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Producer/Representative's Signature                                                     Signed (mm/dd/yyyy)

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Address (number and street)                                             City, State, ZIP

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E-Mail Address                                          Contact your home office for program information.
                                                            __ Option A    __ Option B    __ Option C    __ Option D
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Broker/Dealer Name                              Broker/Dealer Representative No.                JNL Producer/Representative No.

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                     MAILING ADDRESS AND CONTACT INFORMATION
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IF PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:

         REGULAR MAIL                       OVERNIGHT MAIL
         ------------                       --------------
     JNL(R) Service Center                JNL Service Center
        P.O. Box 17240               8055 E. Tufts Ave., 2nd Fl.
     Denver, CO 80217-0240                 Denver, CO 80237

              CUSTOMER CARE: 800/766-4683 (8:00 a.m. to 8:00 p.m. ET)
                                FAX: 800/943-6761
                           E-MAIL: contactus@jnli.com

 IF PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:

            REGULAR MAIL                  OVERNIGHT MAIL
            ------------                  --------------
       JNL/IMG Service Center         JNL/IMG Service Center
           P.O. Box 30392                 1 Corporate Way
         Lansing, MI 48909               Lansing, MI 48951

             CUSTOMER CARE: 800/777-7779 (8:00 a.m. to 8:00 p.m. ET)
                                FAX: 517/706-5540
                           E-MAIL: contactus@jnli.com
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         Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
                Not a deposit * Not insured by any federal agency
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VDA 111                                                             V4673  05/06